Exhibit 10.18.3

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

COMPOUND SPECIFIC PATENT RIGHTS AMENDMENT TO THE SECOND AMENDED AND RESTATED LICENSE AGREEMENT
between
Recurium IP Holdings, LLC,

and

Zeno Management, Inc.

Dated: March 17, 2022

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
COMPOUND SPECIFIC PATENT RIGHTS AMENDMENT

TO THE

SECOND AMENDED AND RESTATED LICENSE AGREEMENT

THIS COMPOUND SPECIFIC PATENT RIGHTS AMENDMENT TO THE SECOND
AMENDED AND RESTATED LICENSE AGREEMENT (“Amendment”), dated March 17, 2022 by and between Recurium IP Holdings, LLC (f/k/a Zeno Royalties & Milestones, LLC), a Delaware Limited Liability Company (“LICENSOR”) and Zeno Management, Inc., a corporation organized and existing under the laws of Delaware (“LICENSEE”) and shall be effective as of December 31, 2020 (the “Effective Date”). LICENSOR and LICENSEE may, from time-to-time, be individually referred to as a “Party” and collectively referred to as the “Parties”.

RECITALS

WHEREAS, ZIP Pharma, Inc. merged into LICENSEE, effective as of September 3, 2019;

WHEREAS, LICENSOR and LICENSEE entered into that certain Second Amended and Restated License Agreement, dated September 6, 2019 (together with the Greater China Amendment, the “Agreement”);

WHEREAS, LICENSOR and LICENSEE entered into that certain Greater China Amendment to the Agreement dated May 19, 2020 (the “Greater China Amendment”); and

WHEREAS, LICENSOR and LICENSEE desire to further amend the Agreement to further define the scope of the licenses granted therein and clarify the consideration therefor and to transfer substantially all rights in the Compound Specific Patents to LICENSEE, subject to the terms of the Agreement as amended herein;

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties, intending to be legally bound hereby, agree to amend the Agreement as follows:

AMENDMENT

1.Capitalized terms used but not defined herein will have the meaning ascribed to them in the Agreement.

2.First Amendment to the Agreement: The following new Section 2.7 is added to the Agreement:

2.7 Paid Up Rights. All rights and licenses granted by LICENSOR to LICENSEE herein are royalty- free and paid-up during the Term of this Agreement, except with respect to Compound Specific Patents for which Milestone Payments, Royalties, and Sublicense Fees shall be payable as and to the extent set forth in Section 4.1.1, 4.1.2, and 4.1.3 and in the Greater China Amendment, as applicable.

3.Second Amendment to the Agreement: Section 3.3 of the Agreement is hereby replaced in its entirety with the following:

3.3 Licensor’s Rights In The Initial Field. If at any time after Commencement by LICENSOR (or its other licensees of any Platform Patent outside the Initial Field) of [***] Licensed Product Covered by the Platform Patents outside the Initial Field LICENSOR and/or

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
its other licensees desire to market and offer for sale such Licensed Product in any Indication inside the Initial Field, LICENSOR shall have the right and option to notify LICENSEE in writing (the “Licensor Election Notice”) that LICENSOR and/or its licensees desires to Develop such Licensed Product in the Territory for Indications inside the Initial Field (the “Licensor Extended Field”). LICENSOR shall provide the structure of such Licensed Product in its Licensor Election Notice, but LICENSOR will not be required to identify which Indication(s) outside the Initial Field such Licensed Product will be Developed in. If LICENSOR delivers a Licensor Election Notice then any Indication for which such Licensed Product is Developed shall automatically (without any requirement to amend this Agreement) be included in the LICENSOR Extended Field with respect to such Licensed Product, subject to all of the terms and conditions of this Agreement. Nothing in this Section 3.3 shall give LICENSOR any rights under any Compound Specific Patent.

4.Third Amendment to the Agreement: The first paragraph of Section 4.1.1 of the Agreement is replaced in its entirety with the following:

4.1.1    Milestone Payments. LICENSEE shall notify LICENSOR as soon as practicable upon achievement of each milestone set forth in the applicable table below (each, a “Milestone”). In further consideration of the licenses to Compound Specific Patents granted to LICENSEE, within [***] upon achievement of each Milestone set forth in the applicable table below, LICENSEE shall pay to LICENSOR the corresponding non-creditable and non-refundable milestone payment (each, a “Milestone Payment”) as determined on a Product Family-by- Product Family basis according to Recurium Equity, LLC’s (“Recurium Equity”) aggregate direct and/or indirect equity ownership percentage (on a fully diluted basis) of LICENSEE or the furthest down-stream Affiliated Sublicensee of the applicable Product Family in the case of a Product Family that has been sublicensed to an Affiliated Sublicensee (the applicable percentage with respect to a Product Family is referred to herein as “LICENSOR’s Product Family Equity”) at the time such Milestone is achieved, as set forth below; provided that any sales by Recurium Equity of equity of LICENSEE owned by Recurium Equity as of the Effective Date shall be disregarded for purposes of the foregoing calculations, such that Recurium Equity cannot unilaterally reduce its ownership percentage. (For example, if Recurium Equity’s equity ownership percentage of LICENSEE is [***] and the applicable Product Family has not been sublicensed to an Affiliated Sublicensee, then LICENSOR’s Product Family Equity would be [***] with respect to such Product Family. If Recurium Equity’s equity ownership percentage of LICENSEE is [***] and a Product Family has been sublicensed to an Affiliated Sublicensee, and LICENSEE’s equity ownership percentage of the Affiliated Sublicensee is [***], then LICENSOR’s Product Family Equity with respect to such Product Family would be [***] (i.e., [***] multiplied by [***]).)

5.Fourth Amendment to the Agreement: Section 4.1.2 (a) of the Agreement is replaced in its entirety with the following:

4.1.1Royalty Payments.

(a)Royalties. In consideration of the licenses to Compound Specific Patents granted to LICENSEE hereunder, LICENSEE shall pay to LICENSOR a royalty equal to the Royalty Percentage of Net Sales of Royalty & Milestone Product in the Territory during the Royalty Term (collectively, “Royalties”). As used herein, “Royalty Percentage” means a percentage, as determined by LICENSOR’s Product Family Equity, as set forth below. For any royalty payment that the PRC Sublicensee shall provide for, LICENSEE shall only be

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

required to pay to LICENSOR Royalties equal [***] of the royalty payment actually owed by the PRC Sublicensee to LICENSEE.

Royalty Percentage By LICENSOR Ownership
LICENSOR’s Product Family Equity	[***]	[***]	[***]
Royalty Percentage	[***]	[***]	[***]

For the avoidance of doubt, the foregoing royalty rate is a blended rate that reflects the value of all the rights in Compound Specific Patents granted to LICENSEE under this Agreement, and is used for the convenience of the Parties to avoid having different rates based on whether particular Milestone & Royalty Products are Covered by a Valid Claim of a Patent Controlled by LICENSOR.

6.Fifth Amendment to the Agreement: Section 4.1.3 of the Agreement is replaced in its entirety with the following:

4.1.1Sublicense Fees. In consideration of the licenses to Compound Specific Patents granted to LICENSEE hereunder, LICENSEE shall pay to LICENSOR the applicable percentage of all Third Party Fees payable from any of LICENSEE’s and/or its Affiliates’ sublicensees, assignees and other transferees (including without limitation the PRC Sublicensee but excluding any sublicensee, assignee or transferee that is an Affiliate of LICENSEE immediately following the applicable sublicense, assignment or transfer) (the “Sublicense Fees”) as set forth below. As used herein, “Third Party Fees” means any and all consideration in any form provided by sublicensees, assignees and other transferees (including without limitation the PRC Sublicensee) hereunder for rights under the Licensed Technology related to the Royalty & Milestone Products, excluding: (a) Royalties (which shall be subject to Section 4.1.2 above); (b) reimbursement of actual research and Development expenses for Royalty & Milestone Product; (c) manufacturing costs for the Royalty & Milestone Product; (d) payments for prosecution, enforcement or maintenance of any Licensed Technology; (e) Milestone Payments which are less than the Milestone Payments due to LICENSOR hereunder, if for achievement of the same Milestone event; and (f) any consideration received in connection with a Change in Control of LICENSEE and/or its Affiliates. LICENSEE shall pay all Sublicense Fees received during each Calendar Quarter within [***] following the expiration of each such Calendar Quarter. All payments shall be accompanied by a report that includes a calculation of all Sublicense Fees payable to LICENSOR for the applicable Calendar Quarter.

Sublicense Fees Percentage by LICENSOR’s Product Family Equity

Percentage of Third Party Fees By LICENSOR Ownership
LICENSOR’s Product Family Equity	[***]	[***]	[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Percentage of Third Party Fees By LICENSOR Ownership
Percentage of Third Party Fees	[***]	[***]	[***]

For clarity, all sublicense fees due under the Agreement resulting from activity concerning each and every sublicensee, assignee and transferee of LICENSEE and/or its Affiliates anywhere in the Territory, including the sublicensees pursuant to the Greater China Sublicense Agreements, shall be determined pursuant to Section 4.1.3 as amended herein.

7.Sixth Amendment to the Agreement: Section 15.1 of the Agreement is hereby replaced in its entirety with the following:

15.1 Assignment. Neither Party may assign its rights and obligations under this Agreement without the other Party’s prior written consent, except that: [***].

8.All Royalties, Milestones, and Sublicensee Fees in the Greater China Amendment are in consideration of licenses to the Compound Specific Patents.

9.The Parties agree and acknowledge that, except as expressly set forth in this Amendment, nothing contained herein shall modify in any way the rights or obligations of LICENSEE or LICENSOR under the Agreement, and the terms and conditions of the Agreement shall continue in full force and effect. This Amendment shall be subject to, and construed in accordance with, the terms of the Agreement, and without limiting the foregoing, the terms of Article 15 of the Agreement are hereby incorporated herein by reference, mutatis mutandis.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the Effective Date.

LICENSOR:

Recurium IP Holdings, LLC

By: /s/ Net Israelsen
Net Israelsen
LICENSEE:

Zeno Management, Inc.

By: /s/ Anthony Y. Sun, M.D.
Anthony Y. Sun, M.D.